UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: July 31

Date of reporting period: October 31, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS.

LEGG MASON PARTNERS

INCOME TRUST

LEGG MASON WESTERN ASSET

STRATEGIC INCOME FUND

FORM N-Q

OCTOBER 31, 2010

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
CORPORATE BONDS & NOTES - 49.7%
CONSUMER DISCRETIONARY - 6.7%
Automobiles - 0.4%
DaimlerChrysler North America Holding Corp.,
Notes	5.875%	3/15/11	700,000	$713,432
Motors Liquidation Co., Senior Debentures	8.250%	7/15/23	440,000	156,200	(a)
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	2,507,000	915,055	(a)

Total Automobiles				1,784,687

Diversified Consumer Services - 0.2%
Stonemor Operating LLC/Cornerstone Family
Services/Osiris Holdings, Senior Notes	10.250%	12/1/17	670,000	745,375	(b)

Hotels, Restaurants & Leisure - 1.3%
CCM Merger Inc., Notes	8.000%	8/1/13	665,000	625,100	(b)
El Pollo Loco Inc., Senior Notes	11.750%	11/15/13	510,000	387,600
Harrah’s Operating Co. Inc., Senior Bonds	5.625%	6/1/15	1,000,000	750,000
Harrah’s Operating Co. Inc., Senior Notes	10.750%	2/1/16	660,000	603,075
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	770,000	854,700
Host Hotels & Resorts LP, Senior Notes	7.125%	11/1/13	121,000	123,117
Inn of the Mountain Gods Resort & Casino, Senior Notes	12.000%	11/15/10	1,145,000	469,450	(a)(c)
Mandalay Resort Group, Senior Subordinated Debentures	7.625%	7/15/13	585,000	547,706
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	185,000	209,050
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	440,000	508,200
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	1,240,000	1,140,800	(b)
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	7.125%	8/15/14	75,000	51,750
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	6.875%	2/15/15	75,000	51,938
Sbarro Inc., Senior Notes	10.375%	2/1/15	375,000	140,625
Snoqualmie Entertainment Authority, Senior Secured Notes	4.428%	2/1/14	165,000	136,125	(b)(d)
Station Casinos Inc., Senior Notes	7.750%	8/15/16	1,095,000	121	(a)(c)

Total Hotels, Restaurants & Leisure				6,599,357

Leisure Equipment & Products - 0.5%
Eastman Kodak Co., Senior Notes	7.250%	11/15/13	2,294,000	2,233,782

Media - 3.8%
Cablevision Systems Corp., Senior Notes	8.000%	4/15/20	1,250,000	1,389,062
CCH II LLC/CCH II Capital Corp., Senior Notes	13.500%	11/30/16	943,208	1,134,208
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	210,000	218,400	(b)
Charter Communications Operating LLC/Charter
Communications Operating Capital, Senior Secured Notes	10.875%	9/15/14	760,000	870,200	(b)
CMP Susquehanna Corp.	3.623%	5/15/14	35,000	24,850	(b)(d)(e)
Comcast Cable Communications LLC, Notes	8.875%	5/1/17	140,000	180,653
Comcast Corp.	5.700%	5/15/18	3,020,000	3,458,957
Comcast Corp., Notes	6.500%	1/15/15	1,580,000	1,864,507
Comcast Corp., Notes	5.875%	2/15/18	20,000	23,142
Comcast Corp., Senior Notes	6.500%	1/15/17	690,000	819,268
CSC Holdings Inc., Senior Notes	6.750%	4/15/12	100,000	104,875
DISH DBS Corp., Senior Notes	7.750%	5/31/15	1,520,000	1,662,500
DISH DBS Corp., Senior Notes	7.875%	9/1/19	590,000	649,738
News America Inc., Notes	5.300%	12/15/14	675,000	770,081
News America Inc., Senior Notes	6.200%	12/15/34	690,000	732,520
News America Inc., Senior Notes	6.650%	11/15/37	80,000	89,287
Sun Media Corp., Senior Notes	7.625%	2/15/13	410,000	414,613
Time Warner Cable Inc., Senior Notes	3.500%	2/1/15	2,030,000	2,146,735
Time Warner Inc., Senior Notes	7.625%	4/15/31	615,000	750,738
Univision Communications Inc., Senior Secured Notes	12.000%	7/1/14	595,000	661,194	(b)
UPC Holding BV, Senior Notes	9.875%	4/15/18	185,000	203,038	(b)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Media - continued
Virgin Media Finance PLC, Senior Notes	9.125%	8/15/16	795,000	$853,631

Total Media				19,022,197

Multiline Retail - 0.3%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	1,000,000	1,050,000	(f)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	470,000	446,500
Sears Holding Corp., Senior Secured Notes	6.625%	10/15/18	220,000	220,550	(b)

Total Multiline Retail				1,717,050

Specialty Retail - 0.1%
American Greetings Corp., Senior Notes	7.375%	6/1/16	460,000	481,275

Textiles, Apparel & Luxury Goods - 0.1%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	605,000	691,212

TOTAL CONSUMER DISCRETIONARY				33,274,935

CONSUMER STAPLES - 1.0%
Beverages - 0.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.000%	4/15/20	1,240,000	1,377,470

Food & Staples Retailing - 0.4%
CVS Pass-Through Trust, Secured Notes	5.880%	1/10/28	331,358	348,506
CVS Pass-Through Trust, Secured Notes	6.036%	12/10/28	1,161,755	1,224,822
Kroger Co., Senior Notes	6.400%	8/15/17	60,000	71,245
Kroger Co., Senior Notes	6.150%	1/15/20	90,000	106,401
Wal-Mart Stores Inc., Notes	5.800%	2/15/18	220,000	263,694

Total Food & Staples Retailing				2,014,668

Food Products - 0.2%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	1,110,000	1,245,908

Tobacco - 0.1%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	170,000	187,850
Altria Group Inc., Senior Notes	9.250%	8/6/19	210,000	288,792

Total Tobacco				476,642

TOTAL CONSUMER STAPLES				5,114,688

ENERGY - 8.9%
Energy Equipment & Services - 0.6%
Basic Energy Services Inc., Senior Secured Notes	11.625%	8/1/14	1,000,000	1,115,000
Complete Production Services Inc., Senior Notes	8.000%	12/15/16	1,035,000	1,094,512
GulfMark Offshore Inc., Senior Subordinated Notes	7.750%	7/15/14	680,000	695,300

Total Energy Equipment & Services				2,904,812

Oil, Gas & Consumable Fuels - 8.3%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	540,000	591,307
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	1,455,000	1,404,075
Berry Petroleum Co., Senior Notes	10.250%	6/1/14	190,000	220,163
Chesapeake Energy Corp., Senior Notes	6.875%	8/15/18	90,000	95,625
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	1,310,000	1,437,725
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	1,110,000	1,180,762
Compagnie Generale de Geophysique-Veritas,
Senior Notes	7.500%	5/15/15	515,000	534,313
Compagnie Generale de Geophysique-Veritas,
Senior Notes	7.750%	5/15/17	310,000	326,275
ConocoPhillips Holding Co., Senior Notes	6.950%	4/15/29	1,625,000	2,036,764
Corral Petroleum Holdings AB, Senior Bonds	2.000%	9/18/11	308,361	287,932	(b)(f)
Devon Energy Corp., Debentures	7.950%	4/15/32	1,150,000	1,553,161
El Paso Corp., Medium-Term Notes	7.375%	12/15/12	500,000	540,206
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	4,463,000	4,801,617
Enterprise Products Operating LLP, Junior
Subordinated Notes	8.375%	8/1/66	670,000	707,654	(d)
Forest Oil Corp., Senior Notes	8.000%	12/15/11	200,000	211,000
Hess Corp., Notes	7.300%	8/15/31	370,000	447,927
International Coal Group Inc., Senior Secured Notes	9.125%	4/1/18	680,000	744,600
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,450,000	1,626,890
Kerr-McGee Corp., Notes	7.875%	9/15/31	70,000	79,121

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	20,000	$22,313
Kinder Morgan Energy Partners LP, Notes	6.750%	3/15/11	500,000	510,609
Kinder Morgan Energy Partners LP, Senior Notes	7.125%	3/15/12	35,000	37,620
Kinder Morgan Energy Partners LP, Senior Notes	5.000%	12/15/13	325,000	356,281
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	20,000	22,894
Linn Energy LLC/Linn Energy Finance Corp.,
Senior Notes	8.625%	4/15/20	320,000	347,200	(b)
Linn Energy LLC/Linn Energy Finance Corp.,
Senior Notes	7.750%	2/1/21	650,000	674,375	(b)
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	1,000,000	1,042,500
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	1,550,000	1,739,875
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,626,000	1,811,637
Petrobras International Finance Co., Senior Notes	6.125%	10/6/16	170,000	193,545
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	517,000	580,924
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	600,000	655,320
Petroplus Finance Ltd., Senior Notes	7.000%	5/1/17	470,000	432,400	(b)
Plains Exploration & Production Co., Senior Notes	10.000%	3/1/16	365,000	418,381
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	195,000	217,425
QEP Resources Inc., Senior Notes	6.875%	3/1/21	1,650,000	1,802,625
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,435,000	1,664,600
Range Resources Corp., Senior Subordinated Notes	6.750%	8/1/20	3,390,000	3,652,725
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	890,000	952,300	(b)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	1,070,000	1,179,597
Teekay Corp., Senior Notes	8.500%	1/15/20	300,000	334,875
Tennessee Gas Pipeline Co., Debentures	7.625%	4/1/37	10,000	11,259
TNK-BP Finance SA, Senior Notes	7.500%	7/18/16	150,000	167,250	(b)
Whiting Petroleum Corp., Senior Subordinated Notes	7.000%	2/1/14	650,000	694,687
Williams Cos. Inc., Notes	7.875%	9/1/21	2,018,000	2,416,065
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	194,000	233,977
XTO Energy Inc., Senior Notes	7.500%	4/15/12	40,000	43,903

Total Oil, Gas & Consumable Fuels				41,044,279

TOTAL ENERGY				43,949,091

FINANCIALS - 16.7%
Capital Markets - 2.5%
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	2,610,000	3,189,336
Credit Suisse USA Inc., Senior Notes	5.500%	8/16/11	780,000	811,321
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	100,000	106,442
Goldman Sachs Group Inc., Notes	5.450%	11/1/12	240,000	259,426
Goldman Sachs Group Inc., Notes	4.750%	7/15/13	70,000	75,376
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	210,000	229,819
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	40,000	42,119
Goldman Sachs Group Inc., Senior Notes	3.625%	8/1/12	150,000	156,374
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	2,810,000	2,978,673
Lehman Brothers Holdings Inc., Medium-Term Notes	4.500%	7/26/10	1,000,000	222,500	(a)
Lehman Brothers Holdings Inc., Medium-Term Notes	5.625%	1/24/13	270,000	61,763	(a)
Lehman Brothers Holdings Inc., Medium-Term
Notes, Senior Notes	6.200%	9/26/14	520,000	115,700	(a)
Morgan Stanley, Medium-Term Notes	5.625%	1/9/12	410,000	431,986
Morgan Stanley, Medium-Term Notes	0.739%	10/18/16	650,000	579,208	(d)
Morgan Stanley, Subordinated Notes	4.750%	4/1/14	1,975,000	2,063,535
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	730,000	765,385

Total Capital Markets				12,088,963

Commercial Banks - 4.5%

Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	3.850%	1/22/15	410,000	441,795	(b)
CIT Group Inc., Senior Secured Bonds	7.000%	5/1/16	2,500,000	2,503,125
Dexia Credit Local, Notes	2.375%	9/23/11	470,000	475,428	(b)
Glitnir Banki HF, Notes	6.330%	7/28/11	1,070,000	337,050	(a)(b)(c)
Glitnir Banki HF, Notes	6.375%	9/25/12	780,000	245,700	(a)(b)(c)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Banks - continued
Glitnir Banki HF, Subordinated Bonds	7.451%	9/14/16	200,000	$0	(a)(b)(c)(d)(e)(g)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	2,270,000	0	(a)(b)(c)(d)(e)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	382,000	383,021	(b)(d)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	310,000	310,419	(b)(d)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	460,000	54,050	(a)(b)(c)
Lloyds TSB Bank PLC, Bonds	4.375%	1/12/15	1,100,000	1,154,380	(b)
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	880,000	943,444	(b)
Lloyds TSB Bank PLC, Senior Notes	2.800%	4/2/12	710,000	728,877	(b)
Nordea Bank AB, Senior Notes	4.875%	1/27/20	860,000	927,280	(b)
Resona Preferred Global Securities Cayman Ltd.,
Junior Subordinated Bonds	7.191%	7/30/15	1,230,000	1,218,872	(b)(d)(g)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	240,000	262,242
Royal Bank of Scotland PLC, Senior Notes	4.875%	3/16/15	200,000	215,524
Santander Issuances SA Unipersonal,
Subordinated Notes	5.805%	6/20/16	220,000	214,832	(b)(d)
Santander US Debt SA Unipersonal, Senior Notes	3.724%	1/20/15	700,000	712,196	(b)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	1,250,000	871,360	(b)(d)(g)
Wachovia Corp., Subordinated Notes	5.250%	8/1/14	5,280,000	5,738,436
Wells Fargo & Co., Notes	5.300%	8/26/11	4,365,000	4,534,956
Wells Fargo Capital X, Capital Securities	5.950%	12/15/36	100,000	93,660

Total Commercial Banks				22,366,647

Consumer Finance - 2.6%
Ally Financial Inc., Senior Notes	8.300%	2/12/15	10,000	10,925	(b)
Ally Financial Inc., Senior Notes	8.000%	3/15/20	1,110,000	1,229,325	(b)
Ally Financial Inc., Senior Notes	7.500%	9/15/20	3,250,000	3,526,250	(b)
American General Finance Corp., Medium-Term Notes	6.900%	12/15/17	350,000	293,125
Ford Motor Credit Co., LLC, Senior Notes	8.000%	12/15/16	2,140,000	2,508,018
GMAC Inc., Notes	2.200%	12/19/12	1,090,000	1,129,759
GMAC Inc., Senior Notes	8.000%	11/1/31	1,350,000	1,481,625
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	2,610,000	2,642,421

Total Consumer Finance				12,821,448

Diversified Financial Services - 6.5%
Bank of America Corp., Notes, Preferred Securities	8.000%	1/30/18	3,000,000	3,031,626	(d)(g)
Bank of America Corp., Senior Notes	4.500%	4/1/15	2,870,000	2,991,702
Bank of America Corp., Subordinated Notes	5.420%	3/15/17	800,000	813,586
Citigroup Funding Inc.	2.125%	7/12/12	1,220,000	1,255,790
Citigroup Funding Inc., Notes	2.250%	12/10/12	1,220,000	1,265,192
Citigroup Inc., Senior Notes	5.500%	10/15/14	2,880,000	3,152,088
Citigroup Inc., Senior Notes	6.010%	1/15/15	1,580,000	1,752,643
Citigroup Inc., Senior Notes	5.875%	5/29/37	300,000	295,621
Citigroup Inc., Senior Notes	6.875%	3/5/38	1,820,000	2,025,893
Citigroup Inc., Subordinated Notes	6.125%	8/25/36	80,000	77,573
Emeralds, Notes	5.593%	8/4/20	209,934	156,401	(b)(c)(d)(e)
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	3,630,000	3,757,529
General Electric Capital Corp., Senior Notes	5.500%	1/8/20	150,000	165,407
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,970,000	2,245,800	(b)
JPMorgan Chase & Co., Subordinated Notes	6.625%	3/15/12	700,000	752,152
JPMorgan Chase & Co., Subordinated Notes	5.125%	9/15/14	5,160,000	5,663,683
JPMorgan Chase & Co., Subordinated Notes	5.150%	10/1/15	1,360,000	1,503,409
MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	890,000	898,389	(d)(g)
Smurfit Kappa Funding PLC, Senior Subordinated Notes	7.750%	4/1/15	405,000	418,163

Total Diversified Financial Services				32,222,647

Insurance - 0.4%
American International Group Inc., Medium-Term
Notes, Senior Notes	5.850%	1/16/18	260,000	276,250
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	1,010,000	1,074,693
Teachers Insurance & Annuity Association of
America - College Retirement Equity Fund, Notes	6.850%	12/16/39	630,000	742,924	(b)

Total Insurance				2,093,867

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Thrifts & Mortgage Finance - 0.2%
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	1,060,000	$1,131,929

TOTAL FINANCIALS				82,725,501

HEALTH CARE - 1.9%
Health Care Equipment & Supplies - 0.1%
Medtronic Inc., Senior Notes	4.450%	3/15/20	400,000	437,635

Health Care Providers & Services - 1.8%
Community Health Systems Inc., Senior Notes	8.875%	7/15/15	140,000	150,150
DaVita Inc., Senior Notes	6.625%	11/1/20	190,000	195,937
HCA Inc., Debentures	7.500%	11/15/95	70,000	56,350
HCA Inc., Senior Notes	5.750%	3/15/14	69,000	70,553
HCA Inc., Senior Secured Notes	9.250%	11/15/16	1,070,000	1,160,950
HCA Inc., Senior Secured Notes	9.625%	11/15/16	4,204,000	4,582,360	(f)
Universal Hospital Services Inc., Senior Secured Notes	4.134%	6/1/15	180,000	162,900	(d)
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	135,000	141,413	(f)
US Oncology Holdings Inc., Senior Notes	6.737%	3/15/12	995,000	975,100	(d)(f)
US Oncology Inc., Senior Secured Notes	9.125%	8/15/17	545,000	609,037
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	1,000,000	1,058,750

Total Health Care Providers & Services				9,163,500

TOTAL HEALTH CARE				9,601,135

INDUSTRIALS - 3.6%
Airlines - 1.4%
Continental Airlines Inc., Pass-Through Certificates,
Subordinated Secured Notes	8.312%	4/2/11	27,634	28,049
Continental Airlines Inc., Pass-Through Certificates,
Subordinated Secured Notes	7.339%	4/19/14	983,459	998,210
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	2,540,000	2,657,475	(b)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,300,000	1,360,125	(b)
Delta Air Lines Inc., Pass-Through Certificates, 2002-1	6.417%	7/2/12	1,310,000	1,368,950
Delta Air Lines Inc., Pass-Through Certificates,
Secured Notes	8.021%	8/10/22	431,534	444,480
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	144,000	159,120	(b)

Total Airlines				7,016,409

Building Products - 0.0%
Ashton Woods USA LLC/Ashton Woods Finance
Co., Senior Subordinated Notes, step bond	0.000%	6/30/15	169,000	102,245	(b)(c)

Commercial Services & Supplies - 1.0%
Allied Waste North America Inc., Senior Notes	6.875%	6/1/17	1,169,000	1,289,079
Altegrity Inc., Senior Subordinated Notes	10.500%	11/1/15	850,000	854,250	(b)
RSC Equipment Rental Inc./RSC Holdings III LLC,
Senior Secured Notes	10.000%	7/15/17	280,000	314,300	(b)
Waste Management Inc., Senior Notes	6.375%	11/15/12	2,290,000	2,527,042

Total Commercial Services & Supplies				4,984,671

Road & Rail - 1.2%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	319,000	387,186
Kansas City Southern de Mexico, Senior Notes	8.000%	2/1/18	515,000	564,569
Kansas City Southern Railway, Senior Notes	8.000%	6/1/15	1,640,000	1,779,400
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	2,882,000	3,206,225

Total Road & Rail				5,937,380

TOTAL INDUSTRIALS				18,040,705

INFORMATION TECHNOLOGY - 0.4%
Electronic Equipment, Instruments & Components - 0.2%

NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	1,000,000	1,096,250	(b)

IT Services - 0.1%
Ceridian Corp., Senior Notes	12.250%	11/15/15	383,400	374,774	(f)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 0.1%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	500,000	$537,500	(b)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	213,000	209,006

Total Semiconductors & Semiconductor Equipment				746,506

TOTAL INFORMATION TECHNOLOGY				2,217,530

MATERIALS - 1.1%
Chemicals - 0.4%
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	1,000,000	1,125,000
Solutia Inc., Senior Notes	7.875%	3/15/20	680,000	753,950

Total Chemicals				1,878,950

Containers & Packaging - 0.2%
Ball Corp., Senior Notes	6.750%	9/15/20	470,000	519,350
Radnor Holdings Inc., Senior Notes	11.000%	3/15/11	750,000	0	(a)(c)(e)
Reynolds Group Issuer Inc./Reynolds Group Issuer
LLC, Senior Secured Notes	7.125%	4/15/19	150,000	157,125	(b)

Total Containers & Packaging				676,475

Metals & Mining - 0.2%
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	28,000	34,892
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	34,000	42,036
Vale Overseas Ltd., Notes	8.250%	1/17/34	105,000	136,211
Vale Overseas Ltd., Notes	6.875%	11/21/36	840,000	959,302

Total Metals & Mining				1,172,441

Paper & Forest Products - 0.3%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	1,137,000	864,120	(b)
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	710,000	685,150

Total Paper & Forest Products				1,549,270

TOTAL MATERIALS				5,277,136

TELECOMMUNICATION SERVICES - 4.8%
Diversified Telecommunication Services - 3.3%
Angel Lux Common SA, Senior Secured Bonds	8.875%	5/1/16	760,000	809,400	(b)
AT&T Inc., Global Notes	5.500%	2/1/18	600,000	699,580
Cincinnati Bell Telephone Co., Senior Debentures	6.300%	12/1/28	70,000	55,650
Deutsche Telekom International Finance BV,
Senior Notes	5.750%	3/23/16	1,450,000	1,690,382
Hawaiian Telcom Communications Inc., Senior
Subordinated Notes	12.500%	5/1/15	370,000	37	(a)(c)(e)
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	1,161,000	1,245,173
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	2,000,000	2,187,500
Level 3 Financing Inc., Senior Notes	9.250%	11/1/14	365,000	359,525
Qwest Corp., Senior Notes	7.500%	10/1/14	1,190,000	1,365,525
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	1,725,000	1,898,730
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	850,000	933,257
Verizon Florida Inc., Senior Notes	6.125%	1/15/13	1,970,000	2,165,134
Vimpel Communications, Loan Participation Notes	8.375%	4/30/13	100,000	108,500	(b)
Wind Acquisition Finance SA, Senior Bonds	12.000%	12/1/15	90,000	95,850	(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,250,000	1,456,250	(b)(f)
Windstream Corp., Senior Notes	8.625%	8/1/16	1,000,000	1,067,500

Total Diversified Telecommunication Services				16,137,993

Wireless Telecommunication Services - 1.5%
America Movil SAB de CV, Senior Notes	5.000%	3/30/20	680,000	746,631
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	4,505,000	4,966,763

True Move Co., Ltd., Notes	10.750%	12/16/13	1,590,000	1,725,150	(b)

Total Wireless Telecommunication Services				7,438,544

TOTAL TELECOMMUNICATION SERVICES				23,576,537

UTILITIES - 4.6%
Electric Utilities - 1.6%
Duke Energy Corp., Senior Notes	5.625%	11/30/12	1,000,000	1,097,716

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
UTILITIES - continued
Exelon Corp., Bonds	5.625%	6/15/35	1,710,000	$1,681,470
FirstEnergy Corp., Notes	6.450%	11/15/11	11,000	11,497
FirstEnergy Corp., Notes	7.375%	11/15/31	3,345,000	3,608,693
Pacific Gas & Electric Co., First Mortgage Bonds	6.050%	3/1/34	1,420,000	1,598,082

Total Electric Utilities				7,997,458

Independent Power Producers & Energy Traders - 2.5%
AES Corp., Senior Notes	7.750%	10/15/15	590,000	649,000
AES Corp., Senior Notes	8.000%	10/15/17	720,000	795,600
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	3,800,000	3,999,500	(b)
Edison Mission Energy, Senior Notes	7.750%	6/15/16	950,000	769,500
Energy Future Holdings Corp., Senior Notes	11.250%	11/1/17	1,214,980	789,737	(f)
Energy Future Intermediate Holding Co. LLC/EFIH
Finance Inc., Senior Secured Notes	10.000%	12/1/20	2,909,000	3,061,437
NRG Energy Inc., Senior Notes	7.375%	2/1/16	2,205,000	2,301,469

Total Independent Power Producers & Energy Traders				12,366,243

Multi-Utilities - 0.5%
Dominion Resources Inc., Senior Notes	5.700%	9/17/12	2,400,000	2,612,758

TOTAL UTILITIES				22,976,459

TOTAL CORPORATE BONDS & NOTES (Cost - $243,894,171)				246,753,717
ASSET-BACKED SECURITIES - 3.4%
FINANCIALS - 3.4%
Automobiles - 0.3%
AESOP Funding II LLC, 2010-3A A	4.640%	5/20/16	490,000	524,297	(b)
AESOP Funding II LLC, 2010-5A A	3.150%	3/20/17	170,000	169,787	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	810,000	898,013	(b)

Total Automobiles				1,592,097

Home Equity - 1.6%
ACE Securities Corp., 2006-GP1 A	0.386%	2/25/31	1,094,962	820,434	(d)
ACE Securities Corp., 2006-SL2 A	0.426%	1/25/36	716,273	39,351	(d)
Amortizing Residential Collateral Trust, 2002-BC6 M2	2.056%	8/25/32	675,367	337,221	(d)
Asset-Backed Securities Corp., Home Loan Equity
Trust, 2003-HE2 M2	3.106%	4/15/33	582,203	442,363	(d)
Countrywide Asset-Backed Certificates, 2004-5 M4	1.506%	6/25/34	1,380,821	391,104	(d)
Countrywide Home Equity Loan Trust, 2002-F A	0.606%	11/15/28	12,600	10,608	(d)
First Horizon ABS Trust, 2006-HE1 A	0.416%	10/25/34	805,511	409,448	(d)
Green Tree Financial Corp., 1997-6 A8	7.070%	1/15/29	112,355	117,155
GSAA Home Equity Trust, 2007-7 A4	0.526%	7/25/37	2,690,000	1,760,730	(d)
GSAMP Trust, 2006-S2 A2	0.356%	1/25/36	299,941	15,571	(d)
GSAMP Trust, 2006-S4 A1	0.346%	5/25/36	1,018,389	115,809	(d)
GSRPM Mortgage Loan Trust, 2006-1 A1	0.556%	3/25/35	525,692	432,733	(b)(d)
Indymac Home Equity Loan Asset-Backed Trust,
2006-H1 A	0.426%	4/25/36	425,918	107,086	(d)
Indymac Seconds Asset Backed Trust, 2006-A A	0.386%	6/25/36	3,794,402	444,503	(d)
Lehman XS Trust, 2005-7N 3A1	0.536%	12/25/35	526,315	283,870	(d)
Provident Bank Home Equity Loan Trust, 1999-3 A3	1.036%	1/25/31	66,614	29,165	(d)
RAAC Series, 2006-RP2 A	0.506%	2/25/37	2,098,273	1,387,496	(b)(d)
Residential Asset Mortgage Products Inc., 2003- RS7 MII1	1.381%	8/25/33	258,580	195,023	(d)
SACO I Trust, 2006-4 A1	0.426%	3/25/36	408,640	130,219	(d)
SACO I Trust, 2006-6 A	0.386%	6/25/36	1,849,840	535,468	(d)
Sail Net Interest Margin Notes, 2003-3 A	7.750%	4/27/33	106,424	0	(b)(c)
Sail Net Interest Margin Notes, 2004-2A A	5.500%	3/27/34	208,430	2	(b)(c)

Structured Asset Securities Corp., 2006-ARS1 A1	0.366%	2/25/36	1,953,877	73,393	(b)(d)

Total Home Equity				8,078,752

Manufactured Housing - 0.1%
Mid-State Trust, 6 A1	7.340%	7/1/35	381,534	401,255

Student Loan - 1.4%
Education Funding Capital Trust, 2003-3 A6	1.756%	12/15/42	400,000	381,500	(d)(e)
EFS Volunteer LLC, 2010-1 A2	1.389%	10/25/35	600,000	561,612	(b)(d)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Student Loan - continued
Kentucky Higher Education Student Loan Corp., 2010-1 A2	1.450%	5/1/34	400,000	$398,532	(d)
Keycorp Student Loan Trust, 2003-A 1A2	0.548%	10/25/32	1,027,822	1,001,796	(d)
Nelnet Student Loan Trust, 2005-4 A4R2	0.738%	3/22/32	4,040,000	3,625,900	(d)(e)
SLM Student Loan Trust, 2003-11 A6	0.582%	12/15/25	800,000	743,240	(b)(d)(e)

Total Student Loan				6,712,580

TOTAL ASSET-BACKED SECURITIES (Cost - $29,053,775)				16,784,684

COLLATERALIZED MORTGAGE OBLIGATIONS - 13.1%
Banc of America Commercial Mortgage Inc., 2005-3 A4	4.668%	7/10/43	1,554,000	1,637,488
Banc of America Mortgage Securities, 2005-3 A4	2.992%	4/25/35	259,039	202,341	(d)
Bear Stearns ARM Trust, 2005-12 24A1	5.596%	2/25/36	1,577,239	1,178,825	(d)
Bear Stearns Commercial Mortgage Securities,
2007-PW15 A4	5.331%	2/11/44	610,000	636,226
Commercial Mortgage Asset Trust, 1999-C1 C	7.350%	1/17/32	675,000	755,075	(d)
Commercial Mortgage Pass-Through Certificates,
2001-J2A A1	5.447%	7/16/34	3,466,249	3,500,438	(b)
Countrywide Alternative Loan Trust, 2005-59 1A1	0.587%	11/20/35	719,304	413,189	(d)
Countrywide Alternative Loan Trust, 2005-63 1A1	5.032%	12/25/35	648,679	463,567	(d)
Countrywide Alternative Loan Trust, 2005-72 A1	0.526%	1/25/36	1,314,558	876,021	(d)
Countrywide Alternative Loan Trust, 2005-IM1 A1	0.556%	1/25/36	568,161	315,228	(d)
Countrywide Alternative Loan Trust, 2006-OA6 1A1A	0.466%	7/25/46	806,990	434,145	(d)
Countrywide Home Loans, 2005-R3 AF	0.656%	9/25/35	105,814	90,429	(b)(d)
Credit Suisse Mortgage Capital Certificates, 2007-C4 A3	5.998%	9/15/39	500,000	524,825	(d)
CWCapital Cobalt, 2007-C2 A3	5.484%	4/15/47	1,800,000	1,887,995	(d)
Deutsche Mortgage Securities Inc., 2005-WF1 1A3	5.210%	6/26/35	2,150,000	1,985,744	(b)(d)
Downey Savings & Loan Association Mortgage
Loan Trust, 2005-AR2 2A1A	0.466%	3/19/45	439,157	284,080	(d)
Downey Savings & Loan Association Mortgage
Loan Trust, 2006-AR1 1A1A	1.273%	3/19/46	714,081	364,655	(d)
Federal Home Loan Mortgage Corp. (FHLMC), 1103 N IO	11.565%	6/15/21	48,729	1,300
Federal National Mortgage Association (FNMA), 1989-17 E	10.400%	4/25/19	1,354	1,673
First Union National Bank Commercial Mortgage, 2000-C1 IO	1.060%	5/17/32	3,112,438	98,825	(d)
GMAC Mortgage Corporation Loan Trust, 2005-AR5 3A1	3.406%	9/19/35	264,651	238,650	(d)
Greenpoint Mortgage Funding Trust, 2007-AR2 1A1	0.386%	4/25/47	3,535,209	2,682,571	(d)
Greenwich Capital Commercial Funding Corp.,
2007-GG11 A4	5.736%	12/10/49	700,000	739,963
GS Mortgage Securities Trust, 2007-GG10 A4	5.808%	8/10/45	1,810,000	1,920,187	(d)
GSR Mortgage Loan Trust, 2005-AR4 3A5	2.910%	7/25/35	3,700,000	2,801,055	(d)
GSR Mortgage Loan Trust, 2005-AR5 1A1	3.022%	10/25/35	406,584	306,804	(d)
Harborview Mortgage Loan Trust, 2004-11 3A1A	0.606%	1/19/35	521,065	298,364	(d)
Impac CMB Trust, 2005-5 A1	0.576%	8/25/35	430,362	326,159	(d)
Indymac Index Mortgage Loan Trust, 2005-AR1 1A1	2.942%	3/25/35	386,088	298,558	(d)
Indymac Index Mortgage Loan Trust, 2006-AR4 A1A	0.466%	5/25/46	904,361	506,432	(d)
Indymac Index Mortgage Loan Trust, 2006-AR6 2A1A	0.456%	6/25/47	3,926,236	2,087,758	(d)
JPMorgan Chase Commercial Mortgage Securities
Corp., 2007-LD12 A4	5.882%	2/15/51	660,000	706,766	(d)
JPMorgan Mortgage Trust, 2005-A6 7A1	3.106%	8/25/35	540,096	469,248	(d)
JPMorgan Mortgage Trust, 2005-S3 1A1	6.500%	1/25/36	1,531,764	1,089,012
LB-UBS Commercial Mortgage Trust, 2007-C6 A4	5.858%	7/15/40	520,000	553,994	(d)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS - continued
LB-UBS Commercial Mortgage Trust, 2007-C7 A3	5.866%	9/15/45	720,000	$772,509	(d)
Luminent Mortgage Trust, 2006-4 A1A	0.446%	5/25/46	3,299,510	1,810,865	(d)
MASTR Adjustable Rate Mortgages Trust, 2006-2 3A1	3.947%	1/25/36	251,377	220,932	(d)
MASTR Adjustable Rate Mortgages Trust, 2006-OA1 1A1	0.466%	4/25/46	2,752,241	1,504,847	(d)
MASTR ARM Trust, 2007-R5 A1	3.626%	11/25/35	1,550,946	976,479	(b)(d)
MASTR Reperforming Loan Trust, 2005-1 1A3	7.000%	8/25/34	66,242	67,817	(b)
Merit Securities Corp., 11PA B2	1.755%	9/28/32	1,135,290	1,013,001	(b)(d)
Merrill Lynch Mortgage Investors Inc., 2005-A1 2A1	2.930%	12/25/34	56,109	55,348	(d)
Merrill Lynch Mortgage Trust, 2006-C1 A4	5.655%	5/12/39	2,740,000	3,009,917	(d)
Merrill Lynch Mortgage Trust, 2007-C1 A4	5.826%	6/12/50	210,000	223,780	(d)
Merrill Lynch/Countrywide Commercial Mortgage
Trust, 2007-5 A4	5.378%	8/12/48	230,000	235,548
Merrill Lynch/Countrywide Commercial Mortgage
Trust, 2007-8 A3	5.965%	8/12/49	70,000	76,414	(d)
Morgan Stanley Capital I, 2007-HQ13 A3	5.569%	12/15/44	30,000	31,135
Morgan Stanley Capital I, 2007-IQ15 A4	5.880%	6/11/49	590,000	628,916	(d)
Morgan Stanley Mortgage Loan Trust, 2006-8AR 4A1	2.286%	6/25/36	3,633,521	3,478,274	(d)
Mortgage IT Trust, 2005-3 A1	0.556%	8/25/35	396,707	298,730	(d)
Mortgage IT Trust, 2005-2 1A1	0.516%	5/25/35	214,850	173,981	(d)
Novastar Mortgage-Backed Notes, 2006-MTA1 2A1A	0.446%	9/25/46	3,178,564	1,956,071	(d)
Residential Accredit Loans Inc., 2006-QA1 A21	5.894%	1/25/36	1,582,487	869,126	(d)
Residential Accredit Loans Inc., 2006-QO2 A1	0.476%	2/25/46	2,486,502	1,104,114	(d)
Residential Asset Securitization Trust, 2004-A6 A1	5.000%	8/25/19	376,658	375,335
Structured ARM Loan Trust, 2004-9XS A	0.626%	7/25/34	326,096	272,361	(d)
Structured Asset Mortgage Investments Inc., 2005-AR3 2A1	2.650%	8/25/35	215,626	178,990	(d)
Structured Asset Mortgage Investments Inc., 2006-AR5 2A1	0.466%	5/25/36	488,644	270,172	(d)
Structured Asset Mortgage Investments Inc., 2006-AR6 1A3	0.446%	7/25/46	4,111,688	2,170,702	(d)
Structured Asset Securities Corp., 2005-RF1 A	0.606%	3/25/35	1,393,859	1,152,750	(b)(d)
Structured Asset Securities Corp., 2005-RF2 A	0.606%	4/25/35	1,326,530	1,106,550	(b)(d)
Structured Asset Securities Corp., 2005-RF3 1A	0.606%	6/25/35	1,347,857	1,115,257	(b)(d)
Voyager Dwnys Delaware Trust, 2009-1 UGL2	1.290%	3/20/47	542,795	50,209	(b)(c)(d)(e)
Washington Mutual Inc. Mortgage Pass-Through
Certificates, 2006-AR8 1A3	5.747%	8/25/46	5,100,000	3,788,328	(d)
Washington Mutual Inc., Mortgage Pass-Through
Certificates, 2005-AR12 1A1	2.803%	10/25/35	155,053	147,696	(d)
Washington Mutual Inc., Mortgage Pass-Through
Certificates, 2005-AR14 1A4	4.771%	12/25/35	615,959	522,729	(d)
Washington Mutual Inc., Mortgage Pass-Through
Certificates, 2005-AR17 A1A1	0.526%	12/25/45	3,477,701	2,869,064	(d)
Washington Mutual Inc., Mortgage Pass-Through
Certificates, 2005-AR17 A1A2	0.546%	12/25/45	675,282	505,568	(d)
Washington Mutual Inc., Mortgage Pass-Through
Certificates, 2005-AR19 A1A1	0.526%	12/25/45	270,732	226,270	(d)
Washington Mutual Inc., Mortgage Pass-Through
Certificates, 2005-AR19 A1A2	0.546%	12/25/45	406,098	303,235	(d)
Washington Mutual Inc., Mortgage Pass-Through
Certificates, 2005-AR7 A4	2.785%	8/25/35	502,663	434,715	(d)
Wells Fargo Mortgage Backed Securities Trust,
2006-AR8 2A3	3.424%	4/25/36	198,101	183,250	(d)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $76,536,694)				64,858,575

MORTGAGE-BACKED SECURITIES - 17.2%
FHLMC - 0.3%
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	11/10/25	200,000	205,906	(h)

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
FHLMC - continued
Federal Home Loan Mortgage Corp. (FHLMC)	5.397%	2/1/36	275,414		$288,190	(d)
Federal Home Loan Mortgage Corp. (FHLMC), Gold	7.000%	7/1/11-8/1/30	20,219		22,631
Federal Home Loan Mortgage Corp. (FHLMC), Gold	6.500%	9/1/31-12/1/31	327,486		369,270
Federal Home Loan Mortgage Corp. (FHLMC), Gold	5.500%	11/1/35	312,026		336,820

Total FHLMC					1,222,817

FNMA - 11.9%
Federal National Mortgage Association (FNMA)	6.500%	4/1/15-5/1/31	960,168		1,056,794
Federal National Mortgage Association (FNMA)	5.500%	10/1/16-8/1/37	2,364,331		2,558,625
Federal National Mortgage Association (FNMA)	7.000%	8/1/29-5/1/32	1,077,566		1,236,338
Federal National Mortgage Association (FNMA)	7.500%	9/1/29-3/1/32	1,728,454		1,993,523
Federal National Mortgage Association (FNMA)	8.000%	2/1/31	2,967		3,473
Federal National Mortgage Association (FNMA)	6.000%	4/1/32-11/1/37	5,455,452		6,061,982
Federal National Mortgage Association (FNMA)	5.000%	6/1/35	2,824,203		3,019,817
Federal National Mortgage Association (FNMA)	3.500%	11/10/40-11/16/40	1,200,000		1,236,562	(h)
Federal National Mortgage Association (FNMA)	4.000%	11/10/40-12/13/40	2,800,000		2,878,217	(h)
Federal National Mortgage Association (FNMA)	4.500%	11/10/40	600,000		630,000	(h)
Federal National Mortgage Association (FNMA)	5.500%	11/10/40-12/13/40	26,700,000		28,632,165	(h)
Federal National Mortgage Association (FNMA)	6.000%	11/10/40-12/13/40	9,100,000		9,856,143	(h)

Total FNMA					59,163,639

GNMA - 5.0%
Government National Mortgage Association (GNMA)	6.500%	5/15/28-8/15/34	3,605,180		4,081,920
Government National Mortgage Association (GNMA)	7.000%	3/15/29-3/15/32	1,279,325		1,484,789
Government National Mortgage Association (GNMA)	7.500%	1/15/30-9/15/31	449,380		522,919
Government National Mortgage Association (GNMA)	5.000%	1/15/40-9/20/40	8,293,875		8,952,427
Government National Mortgage Association (GNMA)	5.000%	11/1/40	100,000		107,625	(e)
Government National Mortgage Association (GNMA)	4.000%	11/18/40-12/20/40	4,800,000		4,974,565	(h)
Government National Mortgage Association (GNMA)	4.500%	11/18/40	1,200,000		1,275,742	(h)
Government National Mortgage Association (GNMA)	5.500%	11/18/40	800,000		866,629	(h)
Government National Mortgage Association (GNMA)	6.000%	11/18/40	2,400,000		2,629,886	(h)

Total GNMA					24,896,502

TOTAL MORTGAGE-BACKED SECURITIES (Cost - $82,671,656)					85,282,958

MUNICIPAL BONDS - 0.7%
Georgia - 0.1%
Municipal Electric Authority, GA, Build America
Bonds, Plant Vogtle Units 3&4 Project J	6.637%	4/1/57	310,000		318,739
Municipal Electric Authority, GA, Build America
Bonds, Plant Vogtle Units 3&4 Project M	6.655%	4/1/57	180,000		183,756

Total Georgia					502,495

Pennsylvania - 0.6%
Pennsylvania State Higher Education Assistance
Agency, Student Loan Revenue	1.041%	5/1/46	3,400,000		3,009,000	(d)(e)

TOTAL MUNICIPAL BONDS (Cost - $3,499,974)					3,511,495

SOVEREIGN BONDS - 4.7%
Brazil - 1.9%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	12,957,000	BRL	7,499,088
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	850,000	BRL	475,021

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
SOVEREIGN BONDS - continued
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	2,657,000	BRL	$1,432,428

Total Brazil					9,406,537

Indonesia - 0.6%
Republic of Indonesia, Senior Bonds	11.000%	9/15/25	23,046,000,000	IDR	3,245,735

Italy - 1.0%
Region of Lombardy	5.804%	10/25/32	4,750,000		4,919,228

Mexico - 0.7%
United Mexican States, Medium-Term Notes	5.625%	1/15/17	380,000		441,370
United Mexican States, Medium-Term Notes	6.750%	9/27/34	2,160,000		2,678,400
United Mexican States, Medium-Term Notes	6.050%	1/11/40	168,000		194,040

Total Mexico					3,313,810

Russia - 0.3%
RSHB Capital, Loan Participation Notes, Senior
Secured Bonds	6.299%	5/15/17	340,000		360,400	(b)
Russian Foreign Bond-Eurobond	11.000%	7/24/18	365,000		525,600	(b)
Russian Foreign Bond-Eurobond, Senior Bonds	7.500%	3/31/30	695,415		836,167	(b)

Total Russia					1,722,167

Supranational - 0.2%
Corporacion Andina de Fomento, Notes	6.875%	3/15/12	875,000		936,904

TOTAL SOVEREIGN BONDS (Cost - $21,857,667)					23,544,381

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 10.1%
U.S. Government Agencies - 2.4%
Federal Home Loan Bank (FHLB), Bonds	1.500%	1/16/13	720,000		736,867
Federal Home Loan Bank (FHLB), Global Bonds	5.500%	7/15/36	420,000		498,493
Federal National Mortgage Association (FNMA), Bonds	6.625%	11/15/30	270,000		362,322
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	1,410,000		939,819
Federal National Mortgage Association (FNMA), Notes	3.875%	7/12/13	420,000		457,674
Federal National Mortgage Association (FNMA),
Senior Notes	4.375%	10/15/15	730,000		834,424
Federal National Mortgage Association (FNMA),
Senior Notes	5.625%	7/15/37	255,000		308,234
Federal National Mortgage Association (FNMA),
Subordinated Notes	5.250%	8/1/12	1,460,000		1,572,237
Federal National Mortgage Association (FNMA),
Subordinated Notes	4.625%	5/1/13	1,270,000		1,377,829
Financing Corp. (FICO) Strip, Bonds	0.000%	11/2/18	770,000		623,624
Financing Corp. (FICO) Strip, Debentures	0.000%	2/8/18	220,000		184,737
Financing Corp. (FICO) Strip, Debentures	0.000%	5/11/18	810,000		672,242
Financing Corp. (FICO) Strip, Debentures	0.000%	8/3/18	1,310,000		1,074,758
Financing Corp. (FICO) Strip, Debentures	0.000%	3/7/19	340,000		269,887
Financing Corp. (FICO) Strip, Debentures	0.000%	6/6/19	110,000		86,055
Financing Corp. (FICO) Strip, Notes	0.000%	4/6/18	660,000		550,210
Financing Corp. (FICO) Strip, Notes	0.000%	8/3/18	780,000		639,932
Financing Corp. (FICO) Strip, Notes	0.000%	9/26/19	40,000		30,750
Tennessee Valley Authority, Bonds	5.980%	4/1/36	30,000		36,774
Tennessee Valley Authority, Notes	5.250%	9/15/39	500,000		564,452

Total U.S. Government Agencies					11,821,320

U.S. Government Obligations - 7.7%
U.S. Treasury Bonds	4.375%	11/15/39	7,510,000		7,998,150
U.S. Treasury Bonds	4.375%	5/15/40	3,650,000		3,888,407
U.S. Treasury Bonds	3.875%	8/15/40	2,210,000		2,163,382
U.S. Treasury Notes	0.750%	9/15/13	560,000		564,506
U.S. Treasury Notes	2.625%	12/31/14	5,550,000		5,939,366
U.S. Treasury Notes	1.250%	9/30/15	880,000		884,263

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
U.S. Government Obligations - continued
U.S. Treasury Notes	2.625%	8/15/20	7,540,000	$7,548,249
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/25	15,620,000	9,390,603

Total U.S. Government Obligations				38,376,926

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $47,273,523)				50,198,246

U.S. TREASURY INFLATION PROTECTED SECURITIES - 2.2%
U.S. Treasury Notes, Inflation Indexed (Cost - $10,397,291)	1.250%	7/15/20	10,440,000	11,225,443

			SHARES
COMMON STOCKS - 0.3%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
Charter Communications Inc., Class A Shares			22,538	730,456	*
Dex One Corp.			2,967	20,799	*

TOTAL CONSUMER DISCRETIONARY				751,255

ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SemGroup Corp., Class A Shares			4,463	103,988	*

INDUSTRIALS - 0.0%
Building Products - 0.0%
Ashton Woods USA LLC, Class B Membership			52	23,403	(c)(e)
Nortek Inc.			4,239	176,681	*

TOTAL INDUSTRIALS				200,084

MATERIALS - 0.1%
Chemicals - 0.1%
Georgia Gulf Corp.			23,984	485,197	*

TOTAL COMMON STOCKS (Cost - $2,716,111)				1,540,524

CONVERTIBLE PREFERRED STOCKS - 0.2%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Motors Liquidation Co., Senior Debentures, Series C	6.250%		72,772	623,110	*

UTILITIES - 0.1%
Electric Utilities - 0.1%
AES Trust III	6.750%		5,200	251,992

TOTAL CONVERTIBLE PREFERRED STOCKS (Cost - $2,074,147)				875,102

PREFERRED STOCKS - 0.2%
CONSUMER DISCRETIONARY - 0.0%
Media - 0.0%
CMP Susquehanna Radio Holdings Corp.			8,115	1	*(b)(c)(e)

FINANCIALS - 0.2%
Diversified Financial Services - 0.2%
Citigroup Capital XII, Junior Subordinated Notes	8.500%		29,450	776,596	(d)

Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		92,225	48,879	*(d)
Federal National Mortgage Association (FNMA)	7.000%		3,200	2,561	*(d)
Federal National Mortgage Association (FNMA)	8.250%		62,800	34,540	*(d)

Total Thrifts & Mortgage Finance				85,980

TOTAL FINANCIALS				862,576

TOTAL PREFERRED STOCKS (Cost - $4,787,932)				862,577

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
Eurodollar Mid Curve 1-Year Futures, Put @ $99.25 (Cost - $9,891)		3/11/11	28	6,650

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SECURITY		EXPIRATION DATE	WARRANTS	VALUE
WARRANTS - 0.0%
Buffets Restaurant Holdings		4/28/14	633	$6	*(c)(e)
Charter Communications Inc.		11/30/14	897	4,620	*
CNB Capital Trust		3/23/19	9,274	0	*(b)(c)(e)
Nortek Inc.		12/7/14	1,036	13,079	*
SemGroup Corp.		11/30/14	4,698	28,799	*

TOTAL WARRANTS (Cost - $15,258)				46,504

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $524,788,090)				505,490,856

	RATE	MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 4.6%
U.S. Government Agencies - 4.3%
Federal Home Loan Mortgage Corp. (FHLMC),
Discount Notes	0.240%	12/20/10	20,000,000	19,993,467	(i)
Federal National Mortgage Association (FNMA),
Discount Notes	0.240%	5/9/11	1,150,000	1,148,913	(i)(j)
Federal National Mortgage Association (FNMA),
Discount Notes	0.180%	5/16/11	2,000	1,998	(i)

Total U.S. Government Agencies (Cost - $21,144,016)				21,144,378

Repurchase Agreements - 0.3%
Morgan Stanley tri-party repurchase agreement dated 10/29/10; Proceeds at maturity - $1,665,026; (Fully collateralized by U.S. government agency obligations, 1.375% due 4/28/11; Market value - $1,699,097) (Cost - $1,665,000)	0.190%	11/1/10	1,665,000	1,665,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $22,809,016)				22,809,378

TOTAL INVESTMENTS - 106.4% (Cost - $547,597,106#)				528,300,234
Liabilities in Excess of Other Assets - (6.4)%				(31,829,386)

TOTAL NET ASSETS - 100.0%				$496,470,848

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	The coupon payment on these securities is currently in default as of October 31, 2010.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	Illiquid security.

(d)	Variable rate security. Interest rate disclosed is that which is in effect at October 31, 2010.

(e)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(i)	Rate shown represents yield-to-maturity.

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
IDR	— Indonesian Rupiah
IO	— Interest Only
STRIPS	— Separate Trading of Registered Interest and Principal Securities

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/14/11	$99.63	28	$6,650
Eurodollar Futures, Call	3/14/11	98.88	34	66,300
Eurodollar Futures, Call	3/14/11	98.75	37	83,481
Eurodollar Futures, Put	3/14/11	99.63	28	5,950
Eurodollar Futures, Put	3/14/11	98.88	34	1,700

See Notes to Schedule of Investments.

LEGG MASON WESTERN ASSET STRATEGIC INCOME FUND

Schedule of investments (unaudited) (cont’d)	October 31, 2010

SCHEDULE OF WRITTEN OPTIONS - continued

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Put	3/14/11	$98.75	37	$1,619
Eurodollar Mid Curve 1-Year Futures, Put	3/11/11	99.00	28	3,850
U.S. Treasury 5-Year Notes Futures, Call	11/26/10	120.00	16	26,500
U.S. Treasury 10-Year Notes Futures, Call	2/18/11	129.00	25	10,075
U.S. Treasury 10-Year Notes Futures, Call	11/26/10	127.00	16	10,750
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	121.00	25	13,981
U.S. Treasury 10-Year Notes Futures, Put	2/18/11	122.50	31	23,250
U.S. Treasury 10-Year Notes Futures, Put	11/26/10	120.00	38	594
U.S. Treasury 30-Year Bonds Futures, Put	11/26/10	128.00	25	21,875

TOTAL WRITTEN OPTIONS (Premiums received - $271,944)				$276,575

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason Western Asset Strategic Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Long-term investments†:
Corporate bonds & notes	—	$246,572,429	$181,288	$246,753,717
Asset-backed securities	—	12,777,284	4,007,400	16,784,684
Collateralized mortgage obligations	—	64,808,366	50,209	64,858,575
Mortgage-backed securities	—	85,175,333	107,625	85,282,958
Municipal bonds		502,495	3,009,000	3,511,495

Notes to Schedule of Investments (unaudited) (cont’d)

Sovereign bonds	—	23,544,381	—	23,544,381
U.S. government & agency obligations	—	50,198,246	—	50,198,246
U.S. treasury inflation protected securities	—	11,225,443	—	11,225,443
Common stocks	$1,517,121	—	23,403	1,540,524
Convertible preferred stocks	251,992	623,110	—	875,102
Preferred stocks	862,576	—	1	862,577
Purchased options	6,650	—	—	6,650
Warrants	4,620	41,878	6	46,504

Total long-term investments	$2,642,959	$495,468,965	$7,378,932	$505,490,856

Short-term investments †	—	22,809,378	—	22,809,378

Total investments	$2,642,959	$518,278,343	$7,378,932	$528,300,234

Other financial instruments:
Written options	$(276,575)	—	—	$(276,575)
Futures contracts	(1,376,297)	—	—	(1,376,297)
Forward foreign currency contracts	—	$(904,311)	—	(904,311)
Total return swaps ‡	—	41,307	—	41,307
Interest rate swaps ‡	—	(1,569,352)	—	(1,569,352)
Credit default swaps on credit indices - sell protection ‡	—	(551,182)	—	(551,182)
Credit default swaps on credit indices - buy protection ‡	—	600,188	—	600,188

Total other financial instruments	$(1,652,872)	$(2,383,350)	—	$(4,036,222)

Total	$990,087	$515,894,993	$7,378,932	$524,264,012

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES	ASSET- BACKED SECURITIES	COLLATERALIZED MORTGAGE OBLIGATIONS	MORTGAGE BACKED SECURITIES	MUNICIPAL BONDS	PREFERRED STOCKS	COMMON STOCKS	WARRANTS	TOTAL
Balance as of July 31, 2010	$190,164	$3,970,550	$50,273	—	$3,097,500	$1	—	$6	$7,308,494
Accrued premiums/discounts	192	5,327	479	—	2,451	—	—	—	8,449
Realized gain (loss) (1)	—	—	(41,842)	—	11,508	—	—	—	(30,334)
Change in unrealized appreciation (depreciation) (2)	(9,105)	31,523	58,078	$156	(2,459)	—	$23,403	—	101,596
Net purchases (sales)	—	—	(16,779)	107,469	(100,000)	—	0	—	(9,310)
Transfers into Level 3	37	—	—	—	—	—	—	—	37
Transfers out of Level 3	—	—	—	—	—	—	—	—	—

Balance as of October 31, 2010	$181,288	$4,007,400	$50,209	$107,625	$3,009,000	$1	$23,403	$6	$7,378,932

Net change in unrealized appreciation (depreciation) for investments in securities still held at October 31, 2010 (2)	$(9,105)	$31,523	$58,078	$156	$(2,459)	—	$23,403	—	$101,596

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

Notes to Schedule of Investments (unaudited) (cont’d)

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(f) Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

Notes to Schedule of Investments (unaudited) (cont’d)

(g) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(h) Stripped Securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(i) Loan Participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Credit Default Swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets,

Notes to Schedule of Investments (unaudited) (cont’d)

the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest Rate Swaps

The Fund may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total Return Swaps

The Fund may enter into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(k) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Credit and Market Risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Notes to Schedule of Investments (unaudited) (cont’d)

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Other Risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which they are indexed, amongst other factors. These securities are generally more volatile in nature, and the risk of loss of principal may be greater.

(n) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At October 31, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$29,363,483
Gross unrealized depreciation	(48,660,355)

Net unrealized depreciation	$(19,296,872)

At October 31, 2010, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
90-Day Eurodollar	31	12/11	$7,686,551	$7,708,538	$21,987
90-Day Eurodollar	31	3/12	7,690,813	7,701,950	11,137
U.S. Treasury 5-Year Notes	15	12/10	1,824,190	1,823,672	(518)
Ultra Long-Term U.S. Treasury Bonds	218	12/10	31,184,943	29,395,938	(1,789,005)

					$(1,756,399)

Contracts to Sell:
90-Day Eurodollar	31	12/12	7,632,874	7,672,112	(39,238)
90-Day Eurodollar	24	6/11	5,924,622	5,976,000	(51,378)
90-Day Eurodollar	31	3/13	7,643,337	7,658,550	(15,213)
U.S. Treasury 2-Year Notes	42	12/10	9,220,192	9,239,344	(19,152)
U.S. Treasury 10-Year Notes	96	12/10	12,077,766	12,123,000	(45,234)
U.S. Treasury 30-Year Bonds	210	12/10	28,047,192	27,496,875	550,317

					$380,102

Net unrealized loss on open futures contracts					$(1,376,297)

At October 31, 2010, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	Citibank N.A.	4,643,673	$6,461,395	11/24/10	$16,396
Japanese Yen	Goldman Sachs	218,638,065	2,717,479	11/24/10	128,545

					144,941

Contracts to Sell:
Euro	Citibank N.A.	8,186,763	11,391,395	11/24/10	(634,357)
Euro	UBS A.G.	1,000,000	1,391,441	11/24/10	(67,389)
Japanese Yen	Citibank N.A.	212,740,000	2,644,171	11/24/10	(178,364)
Japanese Yen	Goldman Sachs	231,810,720	2,881,203	11/24/10	(169,142)

					(1,049,252)

Net unrealized loss on open forward foreign currency contracts					$(904,311)

At October 31, 2010, the Fund held TBA securities with a total cost of $53,084,862.

Notes to Schedule of Investments (unaudited) (cont’d)

During the year ended October 31, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding July 31, 2010	383	$197,158
Options written	406	207,584
Options closed	(122)	(67,835)
Options exercised	(22)	(16,428)
Options expired	(243)	(48,535)

Written options, outstanding October 31, 2010	402	$271,944

At October 31, 2010, the Fund had the following open swap contracts:

TOTAL RETURN SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc.	$1,050,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	—	$26,773	*
Goldman Sachs Group Inc.	570,000	4/1/11	TRX-CMBS Reset	TRX-CMBS	—	14,534	*

Total	$1,620,000				—	$41,307

INTEREST RATE SWAPS
SWAP COUNTERPARTY	NOTIONAL AMOUNT	TERMINATION DATE	PAYMENTS MADE BY THE FUND‡	PAYMENTS RECEIVED BY THE FUND‡	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc.	$1,250,000	2/15/25	Zero coupon	3-Month LIBOR	—	$(124,417	)*
Barclays Capital Inc.	1,620,000	2/15/25	Zero coupon	3-Month LIBOR	—	(169,527	)*
Morgan Stanley & Co. Inc.	3,080,000	2/15/25	Zero coupon	3-Month LIBOR	—	(314,350	)*
Barclays Capital Inc.	4,610,000	2/15/25	Zero coupon	3-Month LIBOR	—	(480,347	)*
Barclays Capital Inc.	4,250,000	2/15/25	Zero coupon	3-Month LIBOR	—	(449,898	)*
Barclays Capital Inc.	2,740,000	7/26/40	3.707% semi- annually	3-Month LIBOR	—	(30,813)

Total	$17,550,000				—	$(1,569,352)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION[1]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Barclays Capital Inc. (CDX North America Crossover Index)	$1,399,995	12/20/12	1.400% quarterly	$(26,097)	$(18,886)	$(7,211)
Barclays Capital Inc. (CDX North America Crossover Index)	22,399,920	12/20/12	1.400% quarterly	(417,554)	(523,555)	106,001
Barclays Capital Inc. (CDX North America Crossover Index)	1,866,660	12/20/12	1.400% quarterly	(34,796)	(51,693)	16,897
Barclays Capital Inc. (CDX North America Crossover Index)	2,426,658	12/20/12	1.400% quarterly	(45,235)	(85,619)	40,384
Morgan Stanley & Co. Inc. (CMBX 4 2007-2 AAA Index)	400,000	2/17/51	0.350% monthly	(27,500)	(47,438)	19,938

Total	$28,493,233			$(551,182)	$(727,191)	$176,009

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION[4]
SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE[3]	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Morgan Stanley & Co. Inc. (CMBX 1 2006-1 AAA Index)	$700,000	10/12/52	0.100% monthly	$17,063	$41,301	$(24,238)
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA Index)	1,050,000	12/13/49	0.080% monthly	65,625	96,052	(30,427)

Notes to Schedule of Investments (unaudited) (cont’d)

Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA Index)	570,000	12/13/49	0.080% monthly	35,625	45,428	(9,803)
Citigroup Global Markets (CMBX 3 2007-1 AAA Index)	1,270,000	12/13/49	0.080% monthly	79,375	41,220	38,155
Morgan Stanley & Co. Inc. (CMBX 3 2007-1 AAA Index)	490,000	12/13/49	0.080% monthly	30,625	19,575	11,050
JPMorgan Securities Inc. (CMBX 3 2007-1 AAA Index)	330,000	12/13/49	0.080% monthly	20,625	12,772	7,853
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA Index)	2,410,000	12/13/49	0.080% monthly	150,625	87,265	63,360
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA Index)	730,000	12/13/49	0.080% monthly	45,625	34,661	10,964
Credit Suisse First Boston Inc. (CMBX 3 2007-1 AAA Index)	430,000	12/13/49	0.080% monthly	26,875	21,357	5,518
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA Index)	350,000	12/13/49	0.080% monthly	21,875	16,837	5,038
Goldman Sachs Group Inc. (CMBX 3 2007-1 AAA Index)	1,700,000	12/13/49	0.080% monthly	106,250	82,846	23,404

Total	$10,030,000			$600,188	$499,314	$100,874

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

*	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Trustees (See Note 1).

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at October 31, 2010.

			Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchase Options, at Value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swaps Contracts, at Value	Total
Interest Rate Contracts	$6,650	$(276,575)	$583,441	$(1,959,738)	—	—	$(1,528,045)	$(3,174,267)
Foreign Exchange Contracts	—	—	—	—	$144,941	$(1,049,252)	—	(904,311)
Credit Contracts	—	—	—	—	—	—	49,006	49,006

Total	$6,650	$(276,575)	$583,441	$(1,959,738)	$144,941	$(1,049,252)	$(1,479,039)	$(4,029,572)

During the period ended October 31, 2010, the volume of derivative activity for the Fund was as follows:

Notes to Schedule of Investments (unaudited) (cont’d)

Average Market Value
Purchased options	$49,288
Written options	284,984
Futures contracts (to buy)	54,952,522
Futures contracts (to sell)	87,594,395
Forward foreign currency contracts (to buy)	4,863,900
Forward foreign currency contracts (to sell)	19,466,555

Average Notional Balance
Total return swap contracts	$1,072,500
Interest rate swap contracts	24,300,000
Credit default swap contracts (to sell protection)	29,066,553
Credit default swap contracts (to buy protection)	4,128,250

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of October 31, 2010, the total value of swap positions with credit related contingent features in a net liability position was $551,182. If a contingent feature would have been triggered as of October 31, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The fund posted collateral for its swap transactions in the amount of $2,200,000. The aggregate fair value of assets received as collateral for all swaps was $297,254.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	December 22, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date:	December 22, 2010

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date:	December 22, 2010